UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 28, 2019

PEDEVCO CORP.
(Exact name of registrant as specified in its charter)

Texas	001-35922	22-3755993
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

575 N. Dairy Ashford
Energy Center II, Suite 210
Houston, Texas 77079
 (Address of principal executive offices)

(713) 221-1768
 (Registrant’s telephone number, including area code)

1250 Wood Branch Park Dr., Suite 400
Houston, Texas 77079
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PED	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

 (e)         Stockholder Approval of an Amendment to the PEDEVCO CORP. 2012 Equity Incentive Plan

At the 2019 Annual Meeting of Stockholders of PEDEVCO Corp. (the “Company”) held on August 28, 2019 (the “Annual Meeting”), the stockholders of the Company approved an amendment to the Company’s Amended and Restated 2012 Equity Incentive Plan (the “Plan”) to increase by 2,000,000 (to 8,000,000), the number of shares of common stock reserved for issuance under the Plan. The Company’s stockholders approved the Plan in accordance with the voting results set forth below under Item 5.07. The amendment to the Plan was originally approved by the Board of Directors of the Company on July 1, 2019, subject to stockholder approval.

The Plan was originally adopted in 2012. The material terms of the Plan were described in the Company’s Proxy Statement under the caption “Proposal 2 – Amendment to the PEDEVCO Corp. 2012 Equity Incentive Plan” filed with the SEC on July 10, 2019. The Plan provides for awards of incentive stock options, non-statutory stock options, rights to acquire restricted stock, stock appreciation rights, or SARs, and performance units and performance shares.  Incentive stock options granted under the Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

The above description of the Plan does not purport to be complete, and is qualified in its entirety by reference to the full text of the Plan, which is attached as Exhibit 4.1 to the Company’s Registration Statement on Form S-8 filed with the U.S. Securities and Exchange Commission on August 29, 2019 and is incorporated by reference into this Item 5.02.

(e)          Restricted Stock and Option Awards

On August 28, 2019, the Company granted (i) 70,000 shares of restricted Company common stock under the Plan to Mr. John Scelfo, which shares vest 100% on July 12, 2020, (ii) 50,000 shares of restricted Company common stock under the Plan to Mr. H. Douglas Evans, which shares vest 100% on September 27, 2020, and (iii) 50,000 shares of restricted Company common stock under the Plan to Mr. Ivar Siem, which shares vest 100% on July 12, 2020, in each case subject to the recipient of the shares being a member of the Company’s Board of Directors on such vesting date, and subject to the terms and conditions of a Restricted Shares Grant Agreement entered into by and between the Company and each recipient. These restricted stock awards were issued and granted in consideration for Messrs. Scelfo, Evans and Siem serving as non-employee directors of the Company.

In addition, on August 28, 2019, the Company granted an additional 50,000 shares of restricted Company common stock under the Plan to Mr. Ivar Siem, which shares vest 100% on July 12, 2020, subject to the recipient continuing to provide advisory services to the Company on such vesting date, and subject to the terms and conditions of a Restricted Shares Grant Agreement entered into by and between the Company and each recipient. This restricted stock award was issued and granted in consideration for Mr. Siem serving as an advisor to the Company.

A copy of the form of Restricted Shares Grant Agreement for the awards granted on August 28, 2019 are attached as Exhibit 4.2 to the Company’s Registration Statement on Form S-8 filed with the U.S. Securities and Exchange Commission on October 31, 2013 and are incorporated by reference into this Item 5.02.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders (i) elected four director nominees, (ii) approved the amendment to the Plan (described in greater detail above under Item 5.02), (iii) approved, on an advisory basis, the appointment of Marcum LLP, as the Company’s independent registered public accounting firm for the 2019 fiscal year, and (iv) approved the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies, provided that such adjournment was not necessary.

A total of 46,701,415 shares were present in person or by proxy and represented at the Annual Meeting, which shares constituted a quorum (over 33 1/3% of our outstanding voting shares) based on 53,827,065 shares entitled to vote at the Annual Meeting as of the July 1, 2019 record date for the Annual Meeting. At the Annual Meeting, the Company’s shareholders voted on the following proposals described in greater detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on July 10, 2019 and summarized below. There was no solicitation in opposition to management’s nominees as listed in its proxy statement and all such nominees were elected to the class of directors.

The results of the voting for each of the proposals were as follows:

1.            Election of Directors:
	For	Against	Broker Non-Votes
John J. Scelfo	46,246,446	149,603	0
Simon Kukes	46,240,939	155,110	0
Ivar Siem	46,234,877	161,172	0
H. Douglas Evans	46,262,589	133,460	0

2.            To approve an amendment to the Company’s 2012 Equity Incentive Plan, to increase by 2,000,000 the number of shares of common stock reserved for issuance under the plan:

For:	46,155,210

Against:	239,904

Abstain:	935

Broker Non-Votes:	0

3.            Ratification of the appointment of Marcum LLP, as the Company’s independent auditors for the fiscal year ending December 31, 2019:

For:	46,600,319

Against:	99,123

Abstain:	2,072

Broker Non-Votes:	305,465

4.            To approve the adjournment of the Annual Meeting, if necessary or appropriate:

For:	46,521,576

Against:	177,613

Abstain:	2,325

Broker Non-Votes:	305,465

              As such, each of the four (4) director nominees were duly appointed to the Board of Directors by a plurality of the votes cast (there was no solicitation in opposition to management’s nominees as listed in its proxy statement), each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal, and proposals 2, 3 and 4 were separately approved and ratified by the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on, and who voted for, against, or expressly abstained with respect to, each such proposal.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	PEDEVCO Corp. Amended and Restated 2012 Equity Incentive Plan (1)
4.2	PEDEVCO Corp. 2012 Equity Incentive Plan Form of Restricted Shares Grant Agreement (2)
4.3	PEDEVCO Corp. 2012 Equity Incentive Plan Form of Stock Option Agreement (2)

(1) Filed on August 29, 2019, as an exhibit to the Company’s Registration on Form S-8 and incorporated herein by reference (File No. 333-233525).

(2) Filed on October 31, 2013, as an exhibit to the Company’s Registration on Form S-8 and incorporated herein by reference (File No. 333-192002).

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PEDEVCO CORP.

By:	/s/ Dr. Simon Kukes
Dr. Simon Kukes
Chief Executive Officer

Date:  August 29, 2019

EXHIBIT INDEX

Exhibit No.	Description

4.1	PEDEVCO Corp. Amended and Restated 2012 Equity Incentive Plan (1)
4.2	PEDEVCO Corp. 2012 Equity Incentive Plan Form of Restricted Shares Grant Agreement (2)
4.3	PEDEVCO Corp. 2012 Equity Incentive Plan Form of Stock Option Agreement (2)

(1) Filed on August 29, 2019, as an exhibit to the Company’s Registration on Form S-8 and incorporated herein by reference (File No. 333-233525).

(2) Filed on October 31, 2013, as an exhibit to the Company’s Registration on Form S-8 and incorporated herein by reference (File No. 333-192002).